UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2006

Exxon Mobil Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5959 LAS COLINAS BOULEVARD, IRVING, TEXAS 75039-2298

          (Address of principal executive offices)                                            (Zip Code)

 (Registrant’s telephone number, including area code): (972) 444-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On October 10, 2006, the registrant amended and restated its Supplemental Savings Plan, Supplemental Pension Plan, and Additional Payments Plan.  The terms of the Plans as amended and restated are filed as exhibits to this report.  The restated Plans incorporate changes resulting from tax provisions of the American Jobs Creation Act as well as technical and conforming changes.  Reference is made to the narrative discussion accompanying the Pension Plan Table in the registrant's 2006 Proxy Statement dated April 12, 2006 for a summary of the coverage and benefits provided by the Plans.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date:  October 12, 2006

By:

/s/ Patrick T. Mulva

----------------------------------------------

Name:

Patrick T. Mulva

Title:

Vice President, Controller and

Principal Accounting Officer

INDEX TO EXHIBITS

Exhibit No.

Description

10(iii)(c.1)

ExxonMobil Supplemental Savings Plan.

10(iii)(c.2)

ExxonMobil Supplemental Pension Plan.

10(iii)(c.3)

ExxonMobil Additional Payments Plan.